52825     5/99

Prospectus Supplement
dated May 13, 1999 to:

PUTNAM VARIABLE TRUST (the "Trust")
Class IB Prospectus dated April 30, 1999

In the section entitled "Fund summaries -- Putnam New Value
Fund," the following paragraph is inserted directly under the "Calendar Year Total Returns for Class IB Shares" bar chart:

Year-to-date performance through 3/31/99 was 5.17%. During the periods shown in the bar chart, the highest return for a quarter was 16.34% (quarter ending 12/31/98) and the lowest return for a quarter was -12.09% (quarter ending 9/30/98).








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